UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 26, 2005



                                   ICOA, Inc.
             (Exact name of registrant as specified in its charter)


           Nevada                     0-32513                87-0403239
 (State or other jurisdiction  (Commission File Number)    (IRS Employer
       of incorporation)                                 Identification No.)


              111 Airport Road, Warwick, Rhode Island                 02889
              (Address of Principal Executive Offices)             (Zip Code)



       Registrant's telephone number, including area code: (401) 352-2300



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.01

On May 26, 2005, ICOA, Inc. (the "Company") completed its acquisition of 100% of the outstanding stock of Wise Technologies, Inc. ("Wise"), pursuant to a previously announced Stock Purchase Agreement entered into on April 26, 2005 ( the "Agreement").

Under the Agreement, the Company issued 40,000,000 shares of common stock to the former shareholders of Wise. The Company also entered into a Registration Rights and Shareholder Agreement, a Note and a Consulting Agreement with an affiliate of Wise, each of which was specified in the Agreement.

A copy of the Agreement and the ancillary agreements was filed as an exhibit to the Company's form 8-K filed on April 22, 2005 and incorporated herein by reference.

ITEM 3.02

On May 26, the Company issued 40,000,000 shares of common stock to the former shareholders of Wise Technologies, Inc. ("Wise"), pursuant to a previously announced Stock Purchase Agreement entered into on April 26, 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (a) Not Applicable

     (b) Not Applicable

     (c) Exhibit No. Description

      99.1 Stock Purchase Agreement Attached to the Company's form 8-k filed on April 22, 2005 and incorporated herein by reference.

SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Date:    May 31, 2005

                                                 ICOA, Inc.


                                                 By: /s/ Erwin Vahlsing, Jr.
                                                    ------------------------
                                                    Erwin Vahlsing, Jr.
                                                    Chief Financial Officer